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                                                                  EXHIBIT 10(ac)

                 SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

      This SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of December ___, 2005 (the "Effective Date") by and among PULTE MORTGAGE LLC, a Delaware limited liability company (the "Borrower"), JPMORGAN CHASE BANK, N.A. and the several other banks and financial institutions identified on the signature pages hereof (the "Lenders"), and JPMORGAN CHASE BANK, N.A., not individually, but as "Agent".

                                    RECITALS

      A. The Borrower, the Agent and the Lenders are parties to a Fifth Amended and Restated Revolving Credit Agreement dated as of June 30, 2004, as amended by an Amendment for Permanent Increase to Aggregate Commitment dated as of July 30, 2004 (as it may be further amended from time to time, the "Credit Agreement"). All terms used herein and not otherwise defined shall have the same meanings given to them in the Credit Agreement.

      B. The Borrower and the Lenders wish to amend the Credit Agreement to eliminate the requirement that Approved Investor Commitments be obtained for certain Eligible Mortgage Loans under certain circumstances, all as set forth herein.

                                   AGREEMENTS

      1.    Definitions.

            (a) As of the Effective Date the following definitions are added to
Article 1 of the Credit Agreement in the appropriate alphabetical location:

            "Non-Agency Mortgage Loan" means any Mortgage Loan which is a Non-Conforming Mortgage Loan, a Jumbo Conforming Mortgage Loan or a Super Jumbo Conforming Mortgage Loan.

            "Qualifying Rate Hedge" means, as of any date, with respect to any group of Non-Agency Mortgage Loans having a similar rate type and duration (e.g., 15 year, 30 year or ARMs), that the impact of changes in interest rates on such group of Non-Agency Mortgage Loans is mitigated by interest rate hedging products of a type consistent with both the effective duration of such group of Non-Agency Mortgage Loans and the Borrower's overall Hedging Program.

            (b) As of the Effective Date the definition of "Eligible Jumbo Conforming Loan" in Article 1 of the Credit Agreement is amended by deleting existing clause (ii) thereof and replacing it with the following:

            "(ii) is either (x) included in a group of Eligible Jumbo Conforming Mortgage Loans covered by a Qualifying Rate Hedge or (y) subject to an Approved Investor Commitment issued by an Approved Investor".

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            (c) As of the Effective Date the definition of "Eligible
Non-Conforming Mortgage Loan" in Article 1 of the Credit Agreement is amended by deleting existing clause (ii) thereof and replacing it with the following:

            "(ii) is either (x) included in a group of Eligible Non-Conforming Mortgage Loans covered by a Qualifying Rate Hedge or (y) subject to an Approved Investor Commitment issued by an Approved Investor".

            (d) As of the Effective Date the definition of "Eligible Super Jumbo Conforming Mortgage Loan" in Article 1 of the Credit Agreement is amended by deleting existing clause (ii) thereof and replacing it with the following:

            "(ii) is either (x) included in a group of Eligible Super Jumbo Conforming Mortgage Loans covered by a Qualifying Rate Hedge or (y) subject to an Approved Investor Commitment issued by an Approved Investor".

      2. Reporting. As of the Effective Date subsection (v) of Section 6.1 of the Credit Agreement is amended by deleting existing clause (v) and replacing it with the following:

      "(v) As soon as available but in any event within fifteen (15) days after the end of each month, a secondary marketing report for such month reasonably satisfactory to the Agent (each such report, a "Positions Report"), which shall include a schedule setting forth (A) the components of the Borrower's Hedging Program as of the end of such month, (B) the Approved Investor Commitments as of the end of such month, (C) the amount of Non-Agency Mortgage Loans in each group having a similar rate type and duration as of the end of such month and (D) the Qualifying Rate Hedges applicable to the various groups of Non-Agency Mortgage Loans as of the end of such month. The Positions Report shall be presented on a consistent basis and shall be included with the monthly statements delivered pursuant to Subsection 6.1(ii) above. If the Borrower at any time determines that the Qualifying Rate Hedges with respect to any group of Non-Agency Mortgage Loans, taken together with the Approved Investor Commitments applicable to such group of Non-Agency Mortgage Loans, does not fully cover such group of Non-Agency Mortgage Loans, then the Borrower shall immediately notify the Agent of such fact.

            3. Requirement for Approved Investor Commitments. As of the Effective Date Section 6.21 of the Credit Agreement is hereby deleted and replaced by the following:

            6.21 Approved Investor Commitments. The Borrower shall maintain Approved Investor Commitments which cover all Pledged Mortgages (other than Pledged Mortgages which are then included in a group of Pledged Mortgages covered by a Qualifying Rate Hedge or which are Eligible Investment Loans).

            4. Miscellaneous.

                  (i) The Borrower represents and warrants to the Lenders that
      (i) after giving effect to this Amendment, no Default or Unmatured Default exists, (ii) the Credit Agreement is in full force and effect, and (iii) the Borrower has no defenses or offsets to, or claims or counterclaims, relating to, its obligations under the Credit Agreement.

                  (ii) All of the obligations of the parties to the Credit Agreement, as amended hereby, are hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

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                  (iii) Nothing contained in this Amendment shall be construed to disturb, discharge, cancel, impair or extinguish the indebtedness evidenced by the existing Notes and secured by the Loan Documents or waive, release, impair, or affect the liens arising under the Loan Documents or the validity or priority thereof.

                  (iv) In the event of a conflict or inconsistency between the provisions of the Loan Documents and the provisions of this Amendment, the provisions of this Amendment shall govern. The provisions of this Amendment, the Credit Agreement, the Security Agreement and the other Loan Documents are in full force and effect except as amended herein and the Loan Documents as so amended are ratified and confirmed hereby by the Borrower.

                  (v) The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.

                  (vi) This Amendment may be executed in counterparts which, taken together, shall constitute a single document.

      IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.

                                     PULTE MORTGAGE LLC

                                     By: _____________________________________
                                     Name: ___________________________________
                                     Title: __________________________________

                                      -3-
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                                     JPMORGAN CHASE BANK, N.A., individually and
                                     as Agent

                                     By: __________________________________
                                     Name:
                                     Title:

                                      -4-
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                                     BANK OF AMERICA, N.A.

                                     By:  ___________________________________
                                     Name:  _________________________________
                                     Title:  ________________________________

                                      -5-
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                                     COMERICA BANK

                                     By:  __________________________________
                                     Name:  ________________________________
                                     Title:  _______________________________

                                      -6-
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                                     CALYON NEW YORK BRANCH


                                     By:  __________________________________
                                     Name:  ________________________________
                                     Title:  _______________________________

                                     By:  __________________________________
                                     Name:  ________________________________
                                     Title:  _______________________________

                                      -7-
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                                     WELLS FARGO BANK, N.A.

                                     By:  __________________________________
                                     Name:  ________________________________
                                     Title:  _______________________________

                                      -8-
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                                     WASHINGTON MUTUAL BANK, FA

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _______________________________

                                      -9-
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                                     NATIONAL CITY BANK OF KENTUCKY

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________

                                      -10-
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                                     LASALLE BANK NATIONAL ASSOCIATION

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________

                                      -11-
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                                     BNP PARIBAS

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________

                                      -12-
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                                     THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                     CHICAGO BRANCH

                                     By: _________________________________
                                     Name: _______________________________
                                     Its: ________________________________

                                      -13-
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                                     SUNTRUST BANK

                                     By: _________________________________
                                     Name: _______________________________
                                     Its: ________________________________

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